UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2011

NuStar Energy L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
State or other jurisdiction Of incorporation	(Commission File Number)	(IRS Employer Identification No.)

2330 North Loop 1604 West
San Antonio, Texas	78248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 918-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2011, the Compensation Committee (the “Committee”) of the board of directors (the “Board”) of NuStar GP, LLC (the “Company”), the general partner of the general partner of NuStar Energy L.P., approved bonus awards for 2010 for the Company’s principal executive officer, principal financial officer and each of its “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K) pursuant to the terms of the NuStar GP, LLC Annual Bonus Plan.

On January 28, 2011, the Committee also approved awards of performance units for each of the Company’s named executive officers pursuant to the terms of the Company’s 2000 Amended and Restated Long-Term Incentive Plan (the “LTIP”). The performance units are payable in NuStar Energy L.P.’s common units (the “Common Units”). The performance units vest annually in one-third increments beginning on the first anniversary of their grant date. Upon vesting, the performance units are converted into a number of Common Units based upon NuStar Energy L.P.’s total unitholder return during rolling three-year periods that end on December 31 of each year following the date of grant. At the end of each performance period, NuStar Energy L.P.’s total unitholder return is compared to its peer group and is ranked by quartile. Holders of the performance units then earn 0 percent, 50 percent, 100 percent or 150 percent of that portion of the initial grant that is vesting, depending upon whether NuStar Energy L.P.’s total unitholder return is in the last, third, second or first quartile, respectively; holders earn 200 percent if NuStar Energy L.P. is the highest ranking entity in the peer group.

Name	Title	Performance Units
Curtis V. Anastasio	President and Chief Executive Officer	4,400
Steven A. Blank	Senior Vice President, Chief Financial Officer and Treasurer	1,970
James R. Bluntzer	Senior Vice President – Operations	1,765
Paul R. Brattlof	Senior Vice President – Trading and Supply	1,505
Mary Rose Brown	Senior Vice President – Administration	1,765

On January 28, 2011, the independent directors of the Board ratified and approved both the bonus award and the award of performance units to the Company’s President and Chief Executive Officer.

Note: The forms of agreements filed as exhibits to this Current Report, together with the LTIP and the disclosures stated above, contain the material terms and conditions for participation in the compensation arrangements described in this Item. In reliance on Instruction 1 to Item 601(b)(10) of Regulation S-K, the Company is not filing each individual’s personal arrangement under the plans.

Item 9.01.	Financial Statements and Exhibits

10.01	NuStar Energy L.P. Annual Bonus Plan, incorporated by reference to Exhibit 10.18 to the Company’s Annual Report on Form 8-K filed February 28, 2007.

10.02	NuStar GP, LLC Second Amended and Restated 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit 10.01 to the Company’s Quarterly Report on Form 10-K filed August 9, 2007.

10.03	Form of Performance Award Agreement, incorporated by reference to Exhibit 10.11 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 filed February 26, 2010.

10.04	Form of Omnibus Amendment to Amended and Restated Performance Unit Agreements, incorporated by reference to Exhibit 10.03 to the Company’s Current Report on Form 8-K filed February 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuStar Energy L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

		By:	NuStar GP, LLC
its general partner

Date: February 2, 2011	By:	/s/ Amy L. Perry
Amy L. Perry
Vice President and Corporate Secretary

EXHIBIT INDEX

Number	Exhibit

10.01	NuStar Energy L.P. Annual Bonus Plan, incorporated by reference to Exhibit 10.18 to the Company’s Annual Report on Form 8-K filed February 28, 2007.

10.02	NuStar GP, LLC Second Amended and Restated 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit 10.01 to the Company’s Quarterly Report on Form 10-K filed August 9, 2007.

10.03	Form of Performance Award Agreement, incorporated by reference to Exhibit 10.11 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 filed February 26, 2010.

10.04	Form of Omnibus Amendment to Amended and Restated Performance Unit Agreements, incorporated by reference to Exhibit 10.03 to the Company’s Current Report on Form 8-K filed February 2, 2010.